         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,


       NEW YORK CITY TIME, ON MAY 28, 1998, UNLESS THE OFFER IS EXTENDED.


                             LETTER OF TRANSMITTAL
               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                                  ECHLIN INC.

             PURSUANT TO THE OFFER TO EXCHANGE DATED APRIL 28, 1998

                                       BY


                                SPX CORPORATION


                      The Exchange Agent for the Offer is:
                              THE BANK OF NEW YORK


           By Mail:                  By Facsimile Transmission:        By Hand or Overnight Courier:
 TENDER & EXCHANGE DEPARTMENT        (FOR ELIGIBLE INSTITUTIONS        TENDER & EXCHANGE DEPARTMENT
        P.O. BOX 11248                          ONLY)                       101 BARCLAY STREET
     CHURCH STREET STATION                 (212) 815-6213               RECEIVE AND DELIVER WINDOW
      NEW YORK, NEW YORK              FOR INFORMATION TELEPHONE          NEW YORK, NEW YORK 10286
          10286-1248                       (800) 507-9357


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE COPY TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


SIGNATURES MUST BE PROVIDED ON PAGE 6 AND PAGE 11. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



     This Letter of Transmittal is to be completed by holders of shares of common stock, par value $1.00, of Echlin Inc. ("Shares") if the stock certificates evidencing the Shares ("Share Certificates") are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer to the account of The Bank of New York as Exchange Agent (the "Exchange Agent") maintained at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Offer -- Procedure for Tendering" in the Prospectus (as defined below) (unless an Agent's Message (as defined in the Prospectus) is utilized). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."


     Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined under the caption "Prospectus Summary -- The Offer" in the Prospectus) or who cannot complete the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in the Prospectus. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


-----------------------------------------------------------
DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)           SHARES CERTIFICATE(S) AND SHARE(S) TENDERED
ON SHARE CERTIFICATE(S))                                             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                                   OF SHARES
                                                                                   EVIDENCED            NUMBER
                                                            SHARE CERTIFICATE*         BY             OF SHARES
                                                                NUMBER(S)       CERTIFICATE(S)*       TENDERED**
                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------
                                                                        TOTAL SHARES
-----------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the
    Exchange Agent are being tendered. See Instruction 4.
-----------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO THE
    EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


   Name of Tendering Institution
   -----------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s)
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------------

   Name of Institution which Guaranteed Delivery
   --------------------------------------------------------------------

   Window Ticket Number (if any)
   -----------------------------------------------------------------------------

   Account Number (if delivered by Book-Entry Transfer)

   -----------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                            SHAREHOLDER'S AGREEMENT

LADIES AND GENTLEMEN:


     The undersigned hereby tenders to SPX Corporation ("SPX"), a Delaware corporation, the above-described shares of common stock, par value $1.00 per share (the "Shares"), of Echlin Inc. (the "Company"), a Connecticut corporation, and the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of June 21, 1989, as amended (the "Rights Agreement"), between the Company and The Connecticut Bank and Trust Company, N.A., as Rights Agent, pursuant to the SPX offer to exchange all of the outstanding Shares for a per Share consideration (the "Consideration") of $12.00 net in cash (the "Cash Consideration") and 0.4796 share of common stock, par value $10.00, of SPX ("SPX Common Stock") upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated April 29, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, each as amended or supplemented from time to time, constitutes the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights. All references to Rights shall include all benefits that may inure to holders of the Rights pursuant to the Rights Agreement.



     Subject to, and effective upon, acceptance for exchange of the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, SPX, all right, title and interest in and to all Shares tendered hereby that are exchanged pursuant to the Offer and any and all dividends, distributions (including additional Shares) and rights declared, paid, issued or issuable with respect to the tendered Shares from and after the date of the Prospectus and payable or distributable to the undersigned on a date at or prior to the transfer to the name of SPX on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution") and hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver stock certificates evidencing Shares ("Share Certificates") (and any Distribution) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of SPX, (b) present such Share Certificates (and any Distributions) for cancellation and transfer of such Shares on the Company's books, and (c) receive all benefits (including all dividends or distributions resulting from any stock split, combination or exchange of Shares or otherwise) and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions) all in accordance with the terms of the Offer.



     The undersigned hereby irrevocably appoints the designees of SPX, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of such shareholder rights, with respect to all of the Shares tendered hereby (and any Distributions) which have been accepted for exchange by SPX prior to the time of such vote or action and with respect to any and all other shares or other securities issued or issuable in respect of such Shares from and after the date of the Prospectus. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by SPX in accordance with the terms of the Offer. Such acceptance for exchange shall revoke all other proxies or powers of attorney granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies or powers of attorney will be given (or if given, will be deemed effective) with respect thereto by the undersigned. The designees of SPX will be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by consent in lieu of any such meeting or otherwise. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon SPX's acceptance of such Shares (and any Distributions) for exchange SPX or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).



     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by SPX, SPX will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any signature guarantee or additional documents deemed by the Exchange Agent or SPX to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of SPX any and all Distributions with respect to the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, SPX shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Consideration or deduct therefrom the amount or value of such Distributions, as determined by SPX in its sole discretion.



     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. Any obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, successors and assigns of the undersigned.



     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined under the caption "Prospectus Summary -- The Offer" in the Prospectus) and unless theretofore accepted for exchange by SPX pursuant to the Offer, may also be withdrawn at any time after June 26, 1998.


     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described under the caption "The Offer -- Procedure for Tendering" in the Prospectus and in the instructions thereto and acceptance for exchange of such Shares will constitute a binding agreement between the undersigned and SPX upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the certificate(s) evidencing the SPX Common Stock and the check for the Cash Consideration and for cash in lieu of fractional Shares and/or return any certificate(s) for Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the SPX Common Stock certificate(s) and the check and/or return any certificates for Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment" Instructions are completed, please issue the SPX Common Stock certificate(s) and the check and/ or issue any certificate(s) for Shares not tendered or accepted for exchange in the name of, and deliver said SPX Common Stock certificate(s) and check and/or return such Share certificate(s) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please return any Shares tendered hereby and delivered by book-entry transfer, but which are not accepted, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that SPX has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if SPX does not accept any of the Shares tendered hereby.

     [ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

          Number of Shares represented by the lost or destroyed certificates: __________


          Please fill in the remainder of this Letter of Transmittal.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if Certificate(s) for Shares not tendered or not exchanged and/or the SPX Common Stock certificates and the check for the Shares exchanged are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not exchanged are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.
Issue: [ ] certificate(s) for Shares not tendered or exchanged

       [ ] certificate(s) for SPX Common Stock and check to:

Name:
-----------------------------------------------
                              Please Type or Print

Address:
---------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

[ ] Credit Shares delivered by book-entry transfer and not exchanged to the account set forth at the Book-Entry Transfer Facility:

-------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if Certificate(s) for Shares not tendered or not exchanged and/or the SPX Common Stock certificates and the check for the Shares exchanged are to be sent to someone other than that shown under "Description of Shares Tendered".
Mail: [ ] certificate(s) for Shares not tendered or exchanged

      [ ] certificate(s) for SPX Common Stock and check to:
Name:
-----------------------------------------------
                              Please Type or Print

Address:
---------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

                                   IMPORTANT

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Dated:
--------------------------------------------- , 1998
(Must be signed by registered holder(s) exactly as name appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5. For information concerning signature guarantees, see Instruction
1).

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
---------------------------------------------------------------------------

Tax Identification or Social Security Number
-----------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                             (Please Type or Print)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
---------------------------------------------------------------------------

Dated:
--------------------------------------------- , 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, the signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions," or
(b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal (or a manually signed facsimile thereof) is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under the caption "The Offer -- Procedure for Tendering" in the Prospectus. Except as hereinafter provided, for a shareholder to tender Shares validly, certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at one of the appropriate addresses set forth herein and must be received by the Exchange Agent on or prior to the Expiration Date (as defined under the caption "Prospectus Summary -- The Offer" in the Prospectus).


     If stock certificates are not immediately available or time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date or a shareholder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Shares may be tendered if all the following conditions are met: (a) such tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by SPX is received by the Exchange Agent on or prior to the Expiration Date; and (c) the certificates for all physically delivered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent and must include a signature guaranteed by an Eligible Institution and otherwise comply with the guaranteed delivery procedures set forth under the caption "The Offer -- Procedure for Tendering" in the Prospectus.


     Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares, unless the Rights Plan Condition (as defined in the Prospectus) has been satisfied or waived. Unless the Distribution Date (as defined in the Prospectus) occurs, a tender of Shares will constitute a tender of the associated Rights. If the Distribution Date occurs and separate certificates representing the Rights are distributed by the Company or the Rights Agent (as defined in the Prospectus) to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer, certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Exchange Agent, or if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Shares to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to the shareholder receiving the certificates for Rights by use of the guaranteed delivery procedure described above. If Rights certificates are distributed but are not available to a shareholder prior to the time Shares are tendered pursuant to the Offer, a tender of Shares constitutes an agreement by the tendering shareholder to deliver to the Exchange Agent pursuant to the guaranteed delivery procedure described herein, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of

Transmittal for delivery of Rights certificates or a Book-Entry Confirmation for Rights (the "Rights Delivery Period"), Rights certificates representing a number of Rights equal to the number of Shares tendered. If Rights certificates are distributed, SPX will distribute a separate letter of transmittal for such Rights certificates. If Rights certificates are tendered separately from Shares, then a properly completed Letter of Transmittal for Rights certificates (or a manually executed facsimile thereof) must be submitted with respect to such Rights. SPX reserves the right to require that it receive such Rights certificates (or a Book-Entry Confirmation with respect to such Rights) prior to accepting Shares for exchange.


     THE METHOD OF DELIVERY OF STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDERS AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate are tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) but which were not tendered by you will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

          (b) If any of the tendered Shares are registered in different names on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (c) If the Shares tendered are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

          (d) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to SPX of their authority so to act must be submitted.

          (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement of certificates or separate stock powers are required. If, however, payment of the Consideration is to be made to, or the certificate(s) for Shares not tendered or accepted for exchange are to be issued in the name of, a person other than the registered holder(s), then the certificate(s) transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

          (f) If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) tendered, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution unless the signature is that of an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, transfer taxes on the exchange of Shares pursuant to the Offer will be paid by or on behalf of SPX. If, however, a check or shares of SPX Common Stock in payment of the Consideration are to be issued to, or if certificates for Shares not tendered or accepted for exchange are to be registered in the name of, any person other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person other than person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person prior to the delivery of the Consideration pursuant to the Offer.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check or shares of SPX Common Stock in payment of the Consideration for any Shares tendered hereby are to be issued, or certificate(s) representing Shares not tendered or not accepted for exchange are to be issued or returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes in this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book entry transfer may request that Shares not accepted for exchange be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, all such Shares not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including timeliness of receipt) and acceptance for exchange of any tender of Shares will be determined by SPX, in its sole discretion, which determination shall be final and binding. SPX reserves the absolute right to reject any or all tenders, if any, determined by it to be not in appropriate form or the acceptance of or exchange for which may, in the opinion of SPX's counsel, be unlawful. SPX also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and SPX's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as SPX shall determine. None of SPX, the Exchange Agent or D.F. King & Co., Inc. (the "Information Agent") or any other person will be under duty to give notification of any defects or irregularities in tenders, or incur any liability for failure to give such notification. Tenders will not be deemed to have been validly made until all defects and irregularities have been cured or waived.

     9. BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under the federal income tax law, a shareholder whose tendered Shares are accepted for exchange is required by law to provide the Exchange Agent (as payer) with its correct taxpayer identification number ("TIN") and certain other information on Substitute Form W-9 (provided below). If such shareholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the taxpayer identification number is its Employee Identification Number. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute W-9" for additional guidance on which number to report. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments made to such shareholder with respect to Shares exchanged pursuant to the

Offer may be subject to federal income tax backup withholding. To prevent federal income tax backup withholding on payments made to a shareholder with respect to Shares exchanged pursuant to the Offer, each shareholder is required to notify the Exchange Agent with his correct taxpayer identification number by completing the form certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number) and that (1) the shareholder has not been notified by the Internal Revenue Service that it is subject to federal income tax backup withholding as a result of the failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that it is no longer subject to federal income tax backup withholding.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these federal income tax backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If federal income tax backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained from the Internal Revenue Service.

     The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments thereafter until a TIN is provided to the Exchange Agent.

     If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.


     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent by checking the box immediately preceding Special Payment/Special Delivery Instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------
                               PART 1--PLEASE PROVIDE YOUR CORRECT TIN AND CERTIFY BY
  SUBSTITUTE                   SIGNING AND DATING BELOW.                                  TIN: ------------------------
  FORM W-9
                                                                                             Social Security Number
                                                                                           or Employer Identification
                                                                                                     Number
                             -------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE
                                                                                                    PART 2--
                             ----------------------------------------------------------
                               Name (Please Print)
                                                                                                Awaiting TIN  [ ]
                              --------------------------------------------------------
                               Address

                             ----------------------------------------------------------
                               City              State              Zip Code
                             -------------------------------------------------------------------------------------------
                               PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) the
  PAYER'S REQUEST FOR          information provided on this form is true, correct and complete and (2) I am not subject
  TAXPAYER IDENTIFICATION      to backup withholding either because I have not been notified by the Internal Revenue
  NUMBER ("TIN") AND           Service (the "IRS") that I am subject to backup withholding as a result of a failure to
  CERTIFICATION                report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding. (You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2)).
                              Signature _______________________________________  Date _________________________________
-----------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                              SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------------------------------------------
--------------------------------
                         SIGNATURE                               DATE

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

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                                       12

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                                       13

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005

                       Bankers and brokers call collect:
                                  212-269-5550
                           All others call toll free:
                                  800-758-5378

                      The Dealer Manager for the Offer is:

                             CIBC OPPENHEIMER CORP.
                                200 West Madison
                                  Suite #2300
                               Chicago, IL 60606
                                 (312) 750-8749